Exhibit 99.1

InterPrivate Acquisition Corp. Announces Stockholder Approval of Business Combination with Aeva

NEW YORK, March 11, 2021 – InterPrivate Acquisition Corp. (“InterPrivate”) (NYSE: IPV), today announced the results for the seven proposals considered and voted upon by its stockholders at its Special Meeting on March 11, 2021. InterPrivate reported that all of the proposals related to the previously announced business combination agreement between InterPrivate and Aeva Technologies, Inc. (“Aeva”) were approved by the InterPrivate stockholders at the special meeting. A Form 8-K disclosing the full voting results has been filed with the Securities and Exchange Commission.

Additionally, the deadline for electing redemptions has passed, and 99.9% of funds will remain in InterPrivate’s trust account as of closing. As a result, Aeva expects to receive approximately $563M in gross proceeds at the time of the business combination, which includes $320 million in expected gross proceeds from the private placements, which have been approved by the InterPrivate stockholders and are expected to close concurrently with the closing of the business combination.

The closing of the business combination is anticipated to take place on or about March 12, 2021. Following closing of the business combination, InterPrivate will be renamed “Aeva Technologies, Inc.” and its common stock and warrants are expected to commence trading on the New York Stock Exchange on or about March 15, 2021 under the ticker symbols “AEVA” and “AEVAW”, respectively.

About Aeva

Founded in 2017 by former Apple engineers Soroush Salehian and Mina Rezk, and led by a multidisciplinary team of engineers and operators, Aeva is building the next-generation of sensing and perception for autonomous vehicles and beyond. Aeva is backed by Adage Capital, Porsche SE, Lux Capital and Canaan Partners, amongst others. For more information, visit www.aeva.com.

About InterPrivate Acquisition Corp.

InterPrivate is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. InterPrivate is controlled by affiliates of Ahmed M. Fattouh, Chairman and Chief Executive Officer, and InterPrivate LLC, a private investment firm founded by Mr. Fattouh that is also the sponsor of InterPrivate II Acquisition Corp., InterPrivate III Financial Partners, Inc., and InterPrivate IV InfraTech Partners, Inc. InterPrivate is an emerging growth company as defined in the Jumpstart Our Business Startups Act of 2012.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: (i) the timing of and ability to close the business combination, including the satisfaction of any applicable closing conditions, (ii) the timing of and ability to list and maintain the listing of Aeva’s securities on the New York Stock Exchange, and (iii) the amount of proceeds to be received from the private placements to be consummated concurrently with the closing of the business combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” sections of InterPrivate’s registration statement on Form S-4 (No. 333-251106), as amended, initially filed with the SEC on December 3, 2020, and InterPrivate’s and Aeva’s other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither InterPrivate nor Aeva assumes any obligation nor does either intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Press Contacts

Aeva

Investors:

Andrew Fung

investors@aeva.ai

Media:

Michelle Chang

press@aeva.ai

InterPrivate

Investors:

Charlotte Luer

cluer@interprivate.com